For Growth of Capital

                                                                  DELAWARE GROUP
                                                                      Value Fund

(Various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

                                                                         1996
                                                                       Annual
                                                                       Report

goals



DELAWARE
GROUP
============

(Various photos demonstrating service and guidance, professional management and goals inserted here)

professional management

professional management

MORE THAN 68 YEARS OF INVESTMENT EXPERIENCE has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

goals

goals

WHATEVER YOUR GOALS, the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and
guidance

service and guidance

DELAWARE BELIEVES THAT THE GUIDANCE of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

(Photo of glasses, pen and keyboard inserted here)


A Commitment To Our Investors



The Delaware Group investing tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
     Headquartered in Philadelphia a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
     Delaware Group offers a full range of mutual funds. We also manage annuity investments and closed-end funds, and offer retirement plan services for individuals and businesses.
     Delaware manages more than $32 billion in mutual fund assets and institutional advisory accounts for nearly half-a-million investors. We're part of a global financial services and investment management business owned by Lincoln National Corp., whose subsidiaries manage more than $100 billion in assets.


growth of capital

A TRADITION OF SOUND INVESTING

(Photo of illustrations from growth of capital brochure inserted here)


Value Fund Objective

VALUE FUND
To seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.



commitment

--------------------------------------------------------------------------------
D E C E M B E R   9 ,   1 9 9 6




Dear Shareholder:

[Photo of Wayne A. Stork, Chairman]

VALUE FUND'S DISCIPLINED
INVESTMENT HELPED IT OUTPACE
COMPARABLE MUTUAL FUNDS AND THE
RUSSELL 2000 INDEX DURING THE
FUND'S FISCAL YEAR.



THE 1996 FISCAL YEAR WAS BOTH REWARDING AND VOLATILE for the stocks of small companies. It was a time that tested the stock selection skills of portfolio managers and highlighted the need for a disciplined investment strategy.
     Delaware Group's Value Fund, which focuses on small companies we believe are undervalued, provided a +19.08% total return for the 12 months ended November 30, 1996, (capital change plus income based on net asset value for A Class shares).
     Your Fund outpaced the unmanaged Russell 2000 Index by more than 290 basis points (2.9%) for the fiscal year and did so with less short-term price fluctuation than the Index, as shown on page 5.
     We are also pleased to report that for its lifetime period, Value Fund has outdistanced both the Russell 2000 and the Lipper Capital Appreciation Fund Average. As you'll see on page 2, this includes funds whose managers use both growth and value styles of investing.
     Several factors played a role in this year's strong market results. Earnings at many U.S. companies were better than expected. Inflation remained low. Regulatory and political threats that could have negatively affected some industries never materialized.
     After a robust advance in the spring, small company growth stocks those businesses for which the market has high expectations - withered amid July's blistering market correction. Value stocks - the shares of companies from which the market expects less - delivered superior results by year's end. It was a classic story of tortoises beating hares.
     Early in the year, many investors were attracted to initial public offerings of small and medium-size technology companies. The stocks of smaller companies in less glamorous, more cyclical businesses generally did not attract as much attention. In some instances, however, they provided greater price appreciation.





                               1996 annual report


AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------
                                                         12 Months ended              From June 24, 1987+
                                                        November 30, 1996             To November 30, 1996
------------------------------------------------------------------------------------------------------------------
Value Fund A Class                                           +19.08%                       +14.69%
------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                           +16.11%                       +10.44%
------------------------------------------------------------------------------------------------------------------
Lipper Capital Appreciation Fund Average                     +18.05% (185 Funds)           +10.99% (61 Funds)

Value Fund performance and the Lipper Capital Appreciation Fund Average are based on net asset value without effect of sales charges and assume reinvestment of dividends and capital gains. Past performance does not guarantee future results. Performance information for all Value Fund classes can be found on page
8. The Russell 2000 Index consists of 2000 small to mid-size companies and is unmanaged. +Inception date
  Most small technology companies did not meet Value Fund's investment criteria in 1996, and your Fund benefited from being underweighted in this volatile area. David C. Dalrymple, your Fund's portfolio manager, positioned the portfolio in a diverse range of industrial, financial and service businesses that he considered attractively priced.
  Inside, Mr. Dalrymple reviews what contributed to the Fund's strong relative returns and shares his outlook for the coming months. Generally, we believe we are entering a time of more subdued U.S. economic growth, a period when stock "value" relative to historical norms will become more important than "growth" expectations.
  Five years into the current bull market, some investors may wonder whether there's any "value" left to be found in stocks. Let me assure you that there is, especially among certain smaller companies.
  In recent months, we've seen a narrowing of market leadership in favor of large cap stocks, a situation which our experience suggests cannot be sustained. In the months ahead, we believe more investors will realize that a small cap value approach makes sense as a component of a well-balanced investment plan.
  We believe Value Fund can play an important role in many asset allocation strategies you develop with the help of your financial adviser. We thank you for the confidence you have expressed in Delaware Group.

Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork

Chairman, President and Chief Executive Officer


dicipline
                               1996 annual report

Portfolio Manager's Review

[Photo of David C. Dalrymple]

FISCAL 1996 WILL BE REMEMBERED as a year of contrasts. The first half was marked by concerns about accelerating U.S. economic growth, rising interest rates, and strong performance by many small cap growth stocks.

     Beginning in the summer, the market turned on its head. Fear of rising consumer prices was replaced with confidence that the Federal Reserve Board's monetary policy had created the best of all possible worlds - a climate of steady, moderate growth and tame inflation.

OUR GOAL IS TO DISTINGUISH BETWEEN COMPANIES THAT ARE "CHEAP" AND THOSE WHOSE MANAGEMENT IS IMPROVING SHAREHOLDER VALUE IN WAYS LIKELY TO PROMPT MARKET ATTENTION.

     In this environment, small cap value stocks began to do well, while many small cap growth stocks failed to recover from July's market setback. The strong relative showing of small cap value companies was overshadowed by the ebullient performance of large cap stocks - as measured by the unmanaged Standard & Poor's 500 Index.

     This advance in larger company stock prices reflected post-election expectations of a better federal regulatory climate, lower interest rates and more government fiscal restraint. We believe the S&P 500 Index's march could prompt more investors to seek opportunities in small cap stocks that are undervalued.


VALUE VS. GROWTH STOCKS

Generally, a "value" stock is one whose price is at a historical discount relative to some financial measure - profits, book value, cash flow or other indicators. Earnings expectations for a "value" company are typically more modest than expectations for its industry or the overall stock market.


Portfolio Highlights
-----------------------------------------------------------------------------------------------------------------------

                                                        November 30, 1995              November 30, 1996
-----------------------------------------------------------------------------------------------------------------------
Number of Stocks                                               114                            88
Median Market Capitalization                               $432 million                 $484 million
Median Stock
  Price-to-Earnings Ratio                                     15.9x                         12.5x
Weighted Average Price-to-Book Ratio                           191%                          174%
Dividend Yield (before Fund expenses)                         1.23%                         1.70%
Beta*                                                         0.65                          0.69

The above yield represents the weighted average dividend yield of the Fund's holdings exclusive of transaction costs. Value Fund does not pay a regular dividend, but may distribute income generated by the Fund's holdings, typically at year's end. P/E based on analysts' earnings estimates for 1997 as reported by I/B/E/S. *A measure of volatility relative to the S&P 500 Index for the past three years ended November 30. A number less than 1.0 means a security has fluctuated less in price than the Index. A number more than 1.0 means the security has fluctuated more than the Index.

                               1996 annual report

GLOSSARY
---------

[Photo of keyboard inserted here]

P/E RATIO
The current price of a stock
divided by either past or
forecasted earnings per share.

MARKET CAPITALIZATION
The price of a stock times the
number of shares outstanding. It
represents what investors think the
company is worth at a given point
in time.

SMALL CAP STOCKS
Stocks with a market capitalization
of $750 million or less.

PRICE-TO-BOOK RATIO
A stock's price relative to its book
value or net worth per share.


CASH FLOW
How much money a company takes in
running its business.

TURNOVER
Indicates trading activity over the
past year.


Investors hope a "value" company's stock price will rise as the company's earnings improve and as more investors recognize the company's long-term potential.
        Investors generally expect a "growth" company's earnings and revenue prospects to be better than the U.S. economy as a whole. A "growth" stock, thus, is one whose price relative to some financial measure may be higher than the market overall.
        Value Fund's portfolio contains many stocks whose price relative to the company's book value - that is, the company's net worth for accounting purposes
- is much lower than the price-to-book ratio of stocks in the S&P 500 Index. We believe this difference is an indicator of price appreciation potential.

INVESTMENT STRATEGY
The market capitalization of Value Fund's holdings at the fiscal year's end ranged from $77 million to $1.9 billion, putting us well within the small to mid-cap stock universe. Generally, we're attracted to companies whose stocks are trading near the low end of their historical valuations. Our goal is to distinguish between companies that are "cheap" and those whose management is improving shareholder returns in

YOUR FUND'S DIVERSE HOLDINGS
(November 30, 1996)

Value Chart Data

Capital Goods                        11.4%
Basic Industry                       13.7%
Business Services                    4.1%
Consumer Goods                       7.2%
Consumer Services                    7.0%
Energy                               8.8%
Financial Services                   16.2%
Health Care                          5.5%
Technology                           7.5%
Utilities                            3.6%
REITS                                9.7%
Cash                                 5.3%


strategy

At year's end, shares in financial, basic industry and capital goods companies represented a little more than 40% of net assets, a much higher percentage than many small cap funds.

4
                               1996 annual report
ways we believe are likely to prompt market attention. Our research efforts include:
* Examining sales and earnings prospects relative to competitors. We tend to avoid businesses likely to face prolonged operating challenges.
* Measuring value with yardsticks appropriate to each industry. For example, a stock's price relative to book value is a tool that's often used to evaluate an insurance company because of the industry's relatively slow growth rate. Our largest holding in this industry was ENHANCE FINANCIAL SERVICES.
        For consumer service companies such as WABAN INC., price relative to earnings or cash flow may be a better indicator of value. That's because other than real estate and inventory, a retailer generally has few "hard" assets. *Using dividend yield to evaluate banks, Real Estate Investment Trusts (REITs) and utilities.
* Finding at least one performance catalyst, preferably more, that will both attract investor attention to a company and drive future earnings.
        One of your Fund's largest holdings - MESABA HOLDINGS - is an example of a company that we believe has several catalysts at work. Mesaba is a commuter airline that profitably operates Northwest Airlines' Airlink service. As of this writing, it was adding new planes, cutting costs and improving service to small cities in Midwestern states.
        Catalysts we look for include:
1. new management or products;
2. a possible spin-off of assets; and,
3. an external development such as a change in government policy.

VALUE FUND'S PERFORMANCE
AMID SHORT-TERM MARKET VOLATILITY

Value Fund's Performance Amid Short-Term Market Volatility
Percentage Change in Net Asset Value
December 1, 1995 to November 30, 1996
Value Fund
A Russell 2000 Index
NASDAQ Industrial Index

            Delaware Value Fund      Russell 2000 Index  NASDAQ Industrial Index
Dec. 1 '95           0    %                 0    %                  0   %
Dec. 8 '95           1.01 %                 0.62 %                 -0.52%
Dec. 15 ' 95         0.53 %                 0.31 %                 -2.77%
Dec. 22 '95          1.05 %                 0.94 %                 -1.79%
Dec. 29 ' 95         2.15 %                 2.17 %                 -0.31%
Jan. 5 '96           1.09 %                 0.95 %                 -1.83%
Jan. 12 '96          -0.89%                 -1.3 %                 -4.5 %
Jan. 19 '96          -1.08%                 -1.25%                 -4.18%
Jan. 26 '96          0.77 %                 0.68 %                 -1.41%
Feb. 2 '96           3.67 %                 2.82 %                 1.65 %
Feb. 9 '96           4.27 %                 3.95 %                 3.06 %
Feb. 16 '96          4.18 %                 4.15 %                 3.2  %
Feb. 23 '96          4.96 %                 5.51 %                 5.08 %
Mar. 1 '96           4.73 %                 5.01 %                 3.47 %
Mar. 8 '96           3.44 %                 3.49 %                 1.76 %
Mar. 15 '96          4.41 %                 5.45 %                 4.81 %
Mar. 22 '96          5.83 %                 6.89 %                 5.84 %
Mar. 29 '96          6.39 %                 7.37 %                 6.04 %
Apr. 5 '96           7.68 %                 8.69 %                 7.87 %
Apr. 12 '96          6.76 %                 7.54 %                 7.21 %
Apr. 19 '96          8.23 %                 9.94 %                 10.23%
Apr. 26 '96          9.2  %                 12.98%                 15.41%
May 3 '96            8.6  %                 12.7 %                 15.75%
May 10 '96           9.57 %                 14.12%                 17.84%
May 17 '96           11.73%                 17.25%                 21.89%
May 24 '96           12.47%                 18.55%                 23.33%
May 31 '96           11.69%                 17.69%                 22.58%
Jun. 7 '96           11.59%                 16.74%                 20.28%
Jun. 14 '96          10.72%                 15.57%                 18.79%
Jun. 21 '96          9.8  %                 12.37%                 13.99%
Jun. 28 '96          10.76%                 12.89%                 15.02%
Jul. 5 '96           9.52 %                 10.68%                 12.53%
Jul. 12 '96          7.31 %                 5.48 %                 6.21 %
Jul. 19 '96          6.57 %                 4.79 %                 5.21 %
Jul. 26 '96          4.59 %                 2.54 %                 2.64 %
Aug. 2 '96           6.71 %                 5.8  %                 6.08 %
Aug. 9 '96           7.72 %                 6.82 %                 6.83 %
Aug. 16 '96          8.05 %                 7.34 %                 6.92 %
Aug. 23 '96          9.01 %                 8.29 %                 8.05 %
Aug. 30 '96          9.84 %                 9.02 %                 8.94 %
Sep. 6 '96           9.8  %                 9.11 %                 8.44 %
Sep. 13 '96          11.59%                 11.36%                 11.99%
Sep. 20 '96          10.72%                 12.05%                 13.59%
Sep. 27 '96          11.13%                 12.99%                 14.86%
Oct. 4 '96           12.52%                 14.25%                 15.53%
Oct. 11 '96          11.78%                 13.84%                 14.87%
Oct. 18 '96          12.15%                 13.84%                 14.4 %
Oct. 25 '96          11.59%                 12.26%                 12.71%
Nov. 1 '96           11.82%                 11.26%                 11.27%
Nov. 8 '96           13.48%                 12.86%                 13.5 %
Nov. 15 '96          14.82%                 13.55%                 14.37%
Nov. 22 '96          16.57%                 14.68%                 14.55%
Nov. 29 '96          18.78%                 16.09%                 15.8 %

During the year, a period of increased market volatility, your Fund provided higher returns with generally less price fluctuation than two unmanaged benchmarks of the small cap market.

Past performance does not guarantee future results. The NASDAQ Industrial Index is an unmanaged benchmark that tracks the performance of industrial companies traded on the NASDAQ market.

                               1996 annual report

HOW WE REPOSITIONED
THE PORTFOLIO
During the year, we made some substantial changes in your Fund's portfolio that we believe have positioned it to benefit from the more value-oriented stock market that we see emerging in the late 1990s. We significantly reduced the number of our holdings, strictly adhered to a discipline based on fundamental measures of value, and sold many "winners" that no longer met our investment parameters.
        We did have a few disappointments in the health maintenance organization area. For example, we sold our position in MidAtlantic Medical Services, a Baltimore-area HMO that had been one of last year's top 10 holdings, at a modest loss after it became clear that fundamental changes were negatively affecting the company's profits.
        Though we maintain a long-term investment philosophy, in fiscal 1996, we "cashed in" stocks whose price risk had increased as the market rose to unparalleled heights. That included financial, capital goods and energy stocks. Thus your Fund's portfolio turnover and capital gain payouts in December 1996 were larger than in recent years.
        We used the proceeds of our sales to move into areas we believe offer superior long-term capital appreciation potential. At the same time, we reduced the Fund's cash position to 5.3% as of November 30, 1996, half what it was a year earlier.
        The positive effect of our strategy can be seen in the chart on page 5. By year's end, we were able to achieve higher returns with less

-------------------------------------------------------------------------------
Value Fund's Buy/Sell Discipline at Work

LINCARE AND THE MEDICARE SCARE

Knowing when to sell a stock is as important as knowing when to buy. Sometimes avoiding "falling in love" with a stock can be tough because value stocks can turn into hard-to-resist growth stocks, as investor interest rises and the company's share price relative to earnings or other measures rises. Value Fund begins to sell when:

* A company's share price exceeds our objective;
* Investor confidence is exceedingly high; and,
* A stock's price relative to technical indicators no longer defines it as a value stock.

    Let's look at an example. In the summer of 1995, we purchased shares of Lincare Holdings Inc., a Florida-based company whose main business is to deliver oxygen at home to people with chronic ailments.
    In our opinion, Lincare's share price was temporarily depressed. The Clinton Administration had proposed reducing benefits for this service as part of a bipartisan effort to cut ballooning Medicare costs. Since oxygen services provide nearly half of Lincare's revenues, this proposal, taken at face value, threatened the company's business.
    Upon closer examination, we concluded that the market had overreacted. We believed that the proposal would either meet the same fate as the Administration's other health initiatives - be defeated in Congress - or at worst, be enacted in a less Draconian reform. Lincare

-------------------------------------------------------------------------------

6
                               1996 annual report
price volatility than either the Russell 2000 Index or the NASDAQ Industrial Index, two measures of the small cap market.
        Generally, our willingness to sell stocks that reached our price targets in 1996 reflected our belief that prices of individual securities move in cycles. As Will Rogers once observed, "Even if you're on the right track, you'll get run over if you just sit there."

INVESTMENT OUTLOOK
        Over the years, Value Fund's small cap style has allowed the Fund to achieve a relatively lower level of price volatility than many comparable equity funds (as measured by Beta on page 3). It's one reason why we believe our approach may be especially effective in the current market environment.
        Although owning fewer stocks can lead to higher portfolio volatility, we remain well-diversified and we believe our value focus leaves us well-positioned for the year ahead.
        We do not anticipate major changes in the Fund's industry sector weightings in 1997. Value Fund continues to find well-managed companies whose stocks are trading at what we believe are discount prices.
        As mentioned earlier, we believe the market will broaden its focus as investors realize that smaller, underfollowed companies may offer greater capital appreciation potential than the stocks of larger, widely watched companies. In investing as in life, the road less traveled can be a more interesting and even more rewarding path.

DAVID C. DALRYMPLE
Vice President
and Senior Portfolio Manager
December 9, 1996

-------------------------------------------------------------------------------
also appeared to be diversifying into other businesses.
    The measure of value we used to evaluate Lincare was the stock's price relative to earnings (P/E). As shown in the chart to the right, Lincare's P/E fell from about 21x to less than 14x in 1995, when we made our purchase. We then sold a substantial portion of our holdings in 1996 as the company's stock price rebounded.


Lincare Holdings Inc.
Stock Price and P/E 1995-96


                                                                  Lincare Stock Price
                                       P/E                      High                Low
Jan. 6 '95                            $20.278                  $29.25              $27.25
Jan. 13 '95                           $19.537                  $27.75              $25.75
Jan. 20 '95                           $19.12                   $27.75              $24.75
Jan. 27 '95                           $19.444                  $26.75              $24.5
Feb. 3 '95                            $21.481                  $29.5               $25.5
Feb. 10 '95                           $22.037                  $30.5               $27.75
Feb. 17 '95                           $19.259                  $30.25              $26
Feb. 24 '95                           $20.185                  $27.5               $24.25
Mar. 3 '95                            $20.185                  $28.25              $26.75
Mar. 10 '95                           $20.37                   $28.25              $26.75
Mar. 17 '95                           $20.556                  $28.25              $27.25
Mar. 24 '95                           $20.926                  $28.25              $27.75
Mar. 31 '95                           $20.017                  $31.25              $27.25
Apr. 7 '95                            $20.101                  $30.5               $28.75
Apr. 14 '95                           $19.51                   $30.25              $28
Apr. 21 '95                           $21.537                  $35.25              $28.75
Apr. 28 '95                           $20.861                  $33                 $27.5
May 5 '95                             $18.919                  $31.5               $28
May 12 '95                            $17.399                  $30.375             $25.25
May 19 '95                            $19.51                   $29                 $25.25
May 26 '95                            $18.412                  $29                 $27.125
Jun. 2 '95                            $18.412                  $27.25              $26.25
Jun. 9 '95                            $18.412                  $28.625             $26.5
Jun. 16 '95                           $18.581                  $28.75              $26.5
Jun. 23 '95                           $18.37                   $29.75              $26.25
Jun. 30 '95                           $16.498                  $28                 $26.25
Jul. 7 '95                            $15.839                  $26.875             $25.125
Jul. 14 '95                           $17.857                  $29                 $23.75
Jul. 21 '95                           $17.857                  $29.25              $28
Jul. 28 '95                           $20.031                  $32.75              $28.75
Aug. 4 '95                            $21.661                  $35.25              $32.5
Aug. 11 '95                           $21.273                  $35.25              $34.25
Aug. 18 '95                           $21.118                  $35                 $32.5
Aug. 25 '95                           $18.012                  $33                 $28.5

Sep. 1 '95                            $17.547                  $30.25              $26.5
Sep. 8 '95                            $18.012                  $29.25              $27.5
Sep. 15 '95                           $17.43                   $29                 $27.75
Sep. 22 '95                           $16.693                  $28.25              $25.5
Sep. 29 '95                           $15.327                  $28                 $25.25
Oct. 6 '95                            $15.402                  $27.25              $21
Oct. 13 '95                           $15.179                  $26.5               $24
Oct. 20 '95                           $14.955                  $26.25              $23.5
Oct. 27 '95                           $14.583                  $26                 $24.25
Nov. 3 '95                            $16.592                  $28.25              $24.5
Nov. 10 '95                           $14.137                  $28                 $22.5
Nov. 17 '95                           $15.03                   $25.5               $22.25
Nov. 24 '95                           $14.546                  $25.25              $24.125
Dec. 1 '95                            $16.815                  $28.5               $24.25
Dec. 8 '95                            $16.295                  $28.5               $27.25
Dec. 15 '95                           $15.03                   $27.875             $24.5
Dec. 22 '95                           $14.732                  $25.5               $24.25
Dec. 29 '95                           $13.966                  $25.25              $24.75
Jan. 5 '96                            $14.595                  $26.375             $24.75
Jan. 12 '96                           $14.665                  $26.75              $25.25
Jan. 19 '96                           $14.944                  $27                 $24.5
Jan. 26 '96                           $14.106                  $27                 $24
Feb. 2 '96                            $15.782                  $28.75              $24.75
Feb. 9 '96                            $17.039                  $30.75              $27.25
Feb. 16 '96                           $17.336                  $32.5               $30
Feb. 23 '96                           $17.318                  $32.25              $30.5
Mar. 1 '96                            $17.877                  $32.5               $30.5
Mar. 8 '96                            $17.598                  $34                 $31.25
Mar. 15 '96                           $17.467                  $32.25              $31.25
Mar. 22 '96                           $17.947                  $32.5               $31.25
Mar. 29 '96                           $17.016                  $32.75              $31.75
Apr. 5 '96                            $18.325                  $35.25              $32.25
Apr. 12 '96                           $19.961                  $38.5               $33.5
Apr. 19 '96                           $19.241                  $38.75              $36.5
Apr. 26 '96                           $20.615                  $40.25              $36.5
May 3 '96                             $19.11                   $39.75              $36.5
May 10 '96                            $20.419                  $40.5               $36.5
May 17 '96                            $21.335                  $41.5               $39
May 24 '96                            $21.073                  $41.25              $39.375
May 31 '96                            $19.764                  $40.5               $37
Jun. 7 '96                            $22.775                  $43.5               $37.75
Jun. 14 '96                           $21.204                  $42.75              $39.25
Jun. 21 '96                           $20.942                  $41                 $38.25
Jun. 28 '96                           $19.146                  $40.25              $37.5
Jul. 5 '96                            $17.927                  $39.25              $36.25
Jul. 12 '96                           $17.439                  $37.75              $34
Jul. 19 '96                           $18.78                   $39.75              $34.25
Jul. 26 '96                           $18.415                  $40.75              $37.25
Aug. 2 '96                            $19.634                  $40.75              $37.25
Aug. 9 '96                            $19.878                  $43.75              $39.5
Aug. 16 '96                           $20.366                  $42                 $39.75
Aug. 23 '96                           $18.049                  $41.75              $36.25
Aug. 30 '96                           $18.201                  $39.5               $36.25
Sep. 6 '96                            $18.415                  $37.75              $34.75
Sep. 13 '96                           $20                      $41.5               $37.375
Sep. 20 '96                           $20.61                   $42.25              $41
Sep. 27 '96                           $19.39                   $42.25              $39.5
Oct. 4 '96                            $18.049                  $40.25              $37.5
Oct. 11 '96                           $16.928                  $40.25              $37.75
Oct. 18 '96                           $16.928                  $38.25              $36.75
Oct. 25 '96                           $16.48                   $38.75              $36
Nov. 1 '96                            $16.48                   $38                 $36.75
Nov. 8 '96                            $15.387                  $37                 $34.25
Nov. 15 '96                           $15.919                  $36.5               $34.25
Nov. 22 '96                           $16.48                   $37.5               $35.5
Nov. 29 '96                           $17.825                  $40                 $35.75

Source: Bloomberg Business News.

P/E is Low Signals Buy Opportunity
P/E Rises Signals Sell

                                                                               7
                               1996 annual report

Value Fund:
A History of Superior Results



VALUE FUND'S
LIFETIME PERFORMANCE

Growth of a $10,000 Investment
June 24, 1987 through November 30, 1996

                                             Lipper Capital
               Delaware Value A      Appreciation Fund Average        Russell
2000
Jun.  '87           $10,000                $10,000                    $10,000
Nov.  '87           $8,121                 $7,617                     $6,844
Nov.  '88           $11,010                $9,130                     $8,895
Nov.  '89           $14,892                $11,776                    $10,707
Nov.  '90           $12,487                $10,460                    $8,323
Nov.  '91           $17,932                $13,551                    $11,699
Nov.  '92           $22,056                $15,954                    $14,461
Nov.  '93           $26,153                $18,656                    $17,198
Nov.  '94           $25,424                $18,660                    $17,005
Nov.  '95           $30,602                $24,423                    $21,855
Nov.  '96           $36,440                $28,820                    $25,469

Value Fund A (with reinvestment of distributions)
Russell 2000 Index
Lipper Capital Appreciation Fund Average (xx funds)

Since it began operating on June 24, 1987, Value Fund has outpaced both the Russell 2000 Index, a broad unmanaged portfolio of small and mid-cap stocks, and the Lipper Capital Appreciation Fund Average, a group of mutual funds that use both growth and value investment styles.

Chart assumes $10,000 invested on June 24, 1987, and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Value Fund will vary due to differing charges and expenses.

VALUE FUND PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN THROUGH NOVEMBER 30, 1996

                                   Lifetime         Five Years         One Year
Class A (Est.1987)                 +14.10%          +14.13%            +13.40%
Class B (Est.1994)
    Excluding sales charge         +14.20%                             +18.26%
    Including sales charge         +13.05%                             +14.26%
Class C (Est.1995)
    Excluding sales charge         +19.43%                             +18.23%
    Including sales charge         +19.43%                             +17.23%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. B and C Class results "excluding sales charge" assume investment was not redeemed.

Class A shares, initially offered June 24, 1987, reflect the effect of a 4.75% maximum sales charge and a 12b-1 fee.

Class B shares, initially offered May 2, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4%.

Class C shares, initially offered November 29, 1995, have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for Value Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +14.84%, +15.53% and +19.45%, respectively, for the lifetime, five-year and one-year periods ended November 30, 1996. The Institutional Class was initially made available on November 9, 1992. Performance of this class prior to this date is based on A Class performance, adjusted to eliminate the sale charges, but not the asset-based distribution charge.

                               1996 annual report

 Financial Statements
 DELAWARE GROUP EQUITY FUNDS V, INC. -
 VALUE FUND
 STATEMENT OF NET ASSETS/NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                                                        Number          Market
                                                       of shares         value
 COMMON STOCK -- 94.75%
 Aerospace & Defense -- 1.17%
 Thiokol ........................................         57,300     $ 2,635,800
                                                                     -----------
                                                                       2,635,800
                                                                     -----------
 AUTOMOBILES & AUTO PARTS -- 3.98%
 Arvin Industries ...............................        117,400       2,788,250
 Clarcor ........................................        109,100       2,400,200
 Exide ..........................................         83,300       2,124,150
 Titan Wheel International ......................        123,300       1,633,725
                                                                     -----------
                                                                       8,946,325
                                                                     -----------
 BANKING, FINANCE & INSURANCE -- 16.18%
*Americredit ....................................        120,900       2,402,888
 Enhance Financial Services Group ...............         86,200       2,952,350
 Everest Reinsurance Holdings ...................         87,470       2,460,094
*Farm Family Holdings ...........................         93,400       1,832,975
*Financial Federal ..............................        148,700       2,249,088
 First American (Tennessee) .....................         46,300       2,644,888
 Horace Mann Educators ..........................         68,600       2,589,650
 Keystone Financial .............................         91,650       2,468,822
 ONBANCorp ......................................         67,000       2,579,500
 PMI Group ......................................         38,500       2,233,000
 PartnerRe Limited ..............................         66,900       2,174,250
 Penncorp Financial Group .......................         70,200       2,413,125
 Roosevelt Financial Group ......................        122,500       2,350,469
 Titan Holdings .................................        150,290       2,254,350
 Union Planters .................................         66,500       2,751,438
                                                                     -----------
                                                                      36,356,887
                                                                     -----------
 BUILDINGS & MATERIALS -- 0.91%
 Continental Homes Holdings .....................        100,100       2,052,050
                                                                     -----------
                                                                       2,052,050
                                                                     -----------
 CABLE, MEDIA & PUBLISHING -- 4.47%
 Cadmus Communications ..........................        139,800       2,315,438
*Carmike Cinemas-Class A ........................        111,300       3,032,925
*Devon Group ....................................         83,000       2,064,625
 Standard Register ..............................         93,000       2,627,250
                                                                     -----------
                                                                      10,040,238
                                                                     -----------
 CHEMICALS-- 2.87%
 Ferro ..........................................         75,800       2,188,725
*Scotts .........................................        112,600       2,040,875
*Synthetic Industries ...........................        160,800       2,231,100
                                                                     -----------
                                                                       6,460,700
                                                                     -----------

 ELECTRONICS & ELECTRICAL -- 7.47%
*BURR-BROWN .....................................        127,200       3,291,300
*HUTCHINSON TECHNOLOGY ..........................         61,200       3,258,900
*KEMET ..........................................        142,700       3,273,181

----------
 Top 10 holdings, representing 14.99% of net assets, are printed in blue.

                                                           Number        Market
                                                         of shares       value

 COMMON STOCK (Continued)
 ELECTRONICS & ELECTRICAL (Continued)
 Kuhlman .........................................        139,200    $ 2,453,400
*Micro Linear ....................................        348,500      2,232,578
*Rexel ...........................................        163,800      2,272,725
                                                                     -----------
                                                                      16,782,084
                                                                     -----------
 ENERGY -- 8.77%
*Belco Oil & Gas .................................         94,600      2,696,100
*Belden & Blake ..................................         57,750      1,465,406
 Cross Timbers Oil ...............................        106,700      2,560,800
*OFFSHORE LOGISTICS ..............................        192,500      3,874,063
*Pool Energy Services ............................        208,200      3,083,963
*Seacor Holdings .................................         20,500      1,296,625
*TransTexas Gas ..................................        182,600      2,510,750
 Valero Energy ...................................         74,000      2,220,000
                                                                     -----------
                                                                      19,707,707
                                                                     -----------
 FOOD, BEVERAGE & TOBACCO -- 2.37%
 DiMon ...........................................        116,300      2,413,225
 Schweitzer-Mauduit International ................         88,400      2,917,200
                                                                     -----------
                                                                       5,330,425
                                                                     -----------
 HEALTHCARE & PHARMACEUTICALS -- 5.47%
*Lincare Holdings ................................         59,400      2,353,725
*Marquette Medical Systems Class A ...............        104,100      1,938,863
*Maxicare Health Plans ...........................         99,700      2,068,775
 Owens & Minor ...................................        187,400      1,944,275
*Regency Health Services .........................        247,200      2,595,600
*Sunrise Medical .................................         96,400      1,385,750
                                                                     -----------
                                                                      12,286,988
                                                                     -----------
 INDUSTRIAL MACHINERY -- 10.97%
*ABC Rail Products ...............................        120,300      2,360,888
*Central Sprinkler ...............................         67,700      1,260,913
 Columbus McKinnon ...............................        117,100      1,807,731
*Global Industries Technology ....................        116,400      2,386,200
 GREENFIELD INDUSTRIES ...........................        112,700      3,268,300
 IDEX ............................................         59,000      2,323,125
 Keystone International ..........................        120,100      2,341,950
 Regal-Beloit ....................................        122,500      2,373,438
 TriMas ..........................................         90,900      2,306,588
 Varlen ..........................................         99,185      1,996,098
 Watts Industries ................................        101,600      2,222,500
                                                                     -----------
                                                                      24,647,731
                                                                     -----------
 LEISURE, LODGING & ENTERTAINMENT -- 2.19%
*Ascent Entertainment Group ......................        137,600      2,253,200
*Hollywood Park ..................................        231,300      2,674,406
                                                                     -----------
                                                                       4,927,606
                                                                     -----------
                                                                               9
                               1996 annual report

                                                       Number of       Market
                                                        Shares         Value

 COMMON STOCK (Continued)
 METALS & MINING -- 0.70%
 Century Aluminum ..............................       102,800   $ 1,580,550
                                                                 -----------
                                                                   1,580,550
                                                                 -----------
 PAPER & FOREST PRODUCTS -- 3.90%
 Caraustar Industries ..........................        74,600     2,536,400
 Chesapeake ....................................        66,200     2,019,100
 Glatfelter (P.H.)  ............................       124,700     2,275,775
 Rayonier ......................................        49,900     1,933,625
                                                                 -----------
                                                                   8,764,900
                                                                 -----------

 REAL ESTATE -- 9.71%
 CALI REALTY ...................................       110,600     3,124,450
 Developers Diversified Realty .................        75,700     2,545,413
 Duke Realty Investments .......................        67,200     2,410,800
*Prentiss Properties Trust .....................       106,200     2,376,225
 Public Storage ................................       107,600     2,730,350
 Reckson Associates Realty .....................        80,800     3,060,300
 ROC Communities ...............................        85,900     2,126,025
 STARWOOD LODGING TRUST ........................        72,100     3,442,775
                                                                 -----------
                                                                  21,816,338
                                                                 -----------

 RETAIL -- 1.37%
*Waban .........................................       116,300     3,067,413
                                                                 -----------
                                                                   3,067,413
                                                                 -----------

 TEXTILES, APPAREL & FURNITURE -- 2.63%
 Kellwood ......................................       148,800     2,678,400
 PILLOWTEX .....................................       186,700     3,243,913
                                                                 -----------
                                                                   5,922,313
                                                                 -----------
 TRANSPORT & SHIPPING -- 6.04%
 Airborne Freight ..............................        94,600     2,033,900
*Landstar Systems ..............................        91,600     2,089,625
*M.S. Carriers .................................       135,300     2,536,875
*MESABA HOLDINGS ...............................       286,500     3,796,125
 USFREIGHTWAYS .................................       120,500     3,125,469
                                                                 -----------
                                                                  13,581,994
                                                                 -----------
 UTILITIES -- 3.58%
 Central Hudson Gas & Electric .................        70,200     2,123,550
 Mid American Energy ...........................       107,600     1,600,550
 Public Service Company of New Mexico ..........       107,600     2,057,850
 Sierra Pacific Resources ......................        79,500     2,275,688
                                                                 -----------
                                                                   8,057,638
                                                                 -----------

 Total Common Stock (cost $180,702,268) ........                 212,965,687
                                                                 -----------

                                                       Number of       Market
                                                        Shares         Value
REPURCHASE AGREEMENTS -- 5.30%
With Chase Manhattan 5.60% 12/2/96
 (dated 11/29/96, collaterized by
 $4,047,000 U.S. Treasury Notes 6.125%
 due 8/31/98 market value $4,141,352) ............      4,047,000    $4,047,000
With PaineWebber 5.60% 12/2/96
 (dated 11/29/96, collaterized by
 $3,955,000 U.S. Treasury Notes 6.125%
 due 8/31/98 market value $4,046,775) ............      3,964,000     3,964,000
With J.P. Morgan Securities 5.60% 12/2/96
 (dated 11/29/96, collaterized by
 $3,249,000 U.S. Treasury Notes 6.375%
 due 3/31/01 market value $3,347,806
 and $634,000 U.S. Treasury Notes 5.75%
 due 10/31/00 market value $635,714) .............      3,899,000     3,899,000
                                                                     ----------
Total Repurchase Agreements
 (cost $11,910,000)  .............................                   11,910,000
                                                                     ----------

 TOTAL MARKET VALUE OF SECURITIES -- 100.05%
  (cost $192,612,268)................................               224,875,687
 LIABILITIES NET OF RECEIVABLES AND OTHER
  ASSETS -- (0.05%) .................................                  (115,223)
                                                                   -------------
 NET ASSETS APPLICABLE TO 8,719,887 SHARES
  ($.01 par value) OUTSTANDING  100% ................              $224,760,464
                                                                   =============

 NET ASSET VALUE  VALUE FUND A CLASS
  ($192,297,391/ 7,458,477 shares)...................                    $25.78
                                                                         =======
 NET ASSET VALUE  VALUE FUND B CLASS
  ($12,730,350/ 497,909 shares)......................                    $25.57
                                                                        =======
 NET ASSET VALUE  VALUE FUND C CLASS
  ($3,359,552/ 131,502 shares) ......................                    $25.55
                                                                        =======
 NET ASSET VALUE  VALUE FUND INSTITUTIONAL CLASS
  ($16,373,171/631,999 shares) ......................                    $25.91
                                                                        =======

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1996:
 Common stock, $.01 par value, 500,000,000 shares
  authorized to the Fund with 150,000,000 shares
  allocated to Value Fund A Class, 100,000,000
  shares allocated to Value Fund B Class,
  50,000,000 shares allocated to Value Fund
  C Class, and 50,000,000 shares allocated
  to Value Fund Institutional Class .................               157,504,552
 Accumulated undistributed:
  Net investment income. . . ........................                 1,047,212
  Net realized gain on investments.                                  33,946,414
  Net unrealized appreciation of investments and
   foreign currencies ...............................                32,262,286
                                                                    ------------
  Total net assets...................................              $224,760,464
                                                                    ============
------------
*Non-income producing security for the year ended November 30, 1996

                            See accompanying notes.

10
                               1996 annual report

 Delaware Group Equity Funds V, Inc.-
 Value Fund
 Statement of Operations
 Year Ended November 30, 1996
 -------------------------------------------------------------------------------

 INVESTMENT INCOME:
 Dividends..............................................       $3,148,204
 Interest...............................................          850,063      $3,998,267
                                                             ------------

 EXPENSES:
 Management fees ($1,513,474)
  and directors' fees ($10,936).........................        1,524,410
 Distribution expenses..................................          651,336
 Dividend disbursing and transfer
  agent fees and expenses...............................          495,752
 Reports and statements to shareholders.................           80,794
 Registration fees......................................           69,537
 Accounting fees and salaries...........................           58,136
 Professional fees......................................           29,913
 Taxes, other than taxes on income......................           29,811
 Custodian fees.........................................           11,974
 Other..................................................           28,905       2,980,568
                                                             ------------     -----------

 NET INVESTMENT INCOME..................................                        1,017,699
                                                                              -----------
 NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCIES:
 Net realized gain from security transactions and
  foreign currencies....................................       34,101,818
 Net unrealized appreciation of investments and
  foreign currency during the period ...................        1,003,831
                                                             ------------

 NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS........................................       35,105,649
                                                             ------------

 NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................................      $36,123,348
                                                             ============

 NET ASSET VALUE AND OFFERING PRICE PER SHARE VALUE
     FUND A CLASS:
 Net asset value per share (A)..........................           $25.78
 Sales charge (4.75% of offering price, or 5.01%
  of amount invested per share) (B).....................             1.29
                                                                   ------
 Offering price.........................................           $27.07
                                                                   ======

 ------------------
 (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

 (B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

 Delaware Group Equity Funds V, Inc.-
 Value Fund
 Statement of Changes in Net Assets
 -------------------------------------------------------------------------------

                                                                 Year Ended       Year Ended
                                                                  11/30/96         11/30/95
--------------------------------------------------------------------------------------------------------
 OPERATIONS:
 Net investment income.....................................      $1,017,699       $2,250,870
 Net realized gain from security transactions and
  foreign currencies.......................................      34,101,818        7,254,850
 Net unrealized appreciation of investments
  during the period........................................       1,003,831       24,932,006
                                                                -----------      -----------
 Net increase in net assets resulting from operations......      36,123,348       34,437,726
                                                                -----------      -----------

 DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
 Net investment income:
  Value Fund A Class.......................................      (1,863,298)      (1,473,989)
  Value Fund B Class.......................................         (25,338)         (13,005)
  Value Fund C Class.......................................             (67)          _
  Value Fund Institutional Class...........................         (98,850)         (74,067)
 Net realized gain from security transactions:
  Value Fund A Class.......................................      (6,909,728)      (2,306,541)
  Value Fund B Class.......................................        (237,377)         (21,675)
  Value Fund C Class.......................................            (214)          _
  Value Fund Institutional Class...........................        (293,254)         (86,125)
                                                                -----------      -----------
                                                                 (9,428,126)      (3,975,402)
                                                                -----------      -----------

 CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  Value Fund A Class.......................................      30,362,508       53,057,497
  Value Fund B Class.......................................       7,098,090        4,607,799
  Value Fund C Class.......................................       3,631,712            5,030
  Value Fund Institutional Class...........................      14,113,802        4,893,677
 Net asset value of shares issued upon reinvestment of
  dividends from net investment income and net realized
  gain from security transactions:
  Value Fund A Class.......................................       8,292,572        3,572,237
  Value Fund B Class.......................................         252,413           32,715
  Value Fund C Class.......................................             282            _
  Value Fund Institutional Class...........................         392,342          160,192
                                                                -----------      -----------
                                                                 64,143,721        6,329,147
                                                                -----------      -----------
 Cost of shares repurchased:
  Value Fund A Class.......................................     (46,585,878)     (87,750,505)
  Value Fund B Class.......................................      (1,736,866)        (998,195)
  Value Fund C Class.......................................        (564,409)           _
  Value Fund Institutional Class...........................      (7,288,901)      (5,283,529)
                                                                -----------      -----------
                                                                (56,176,054)     (94,032,229)
                                                                -----------      -----------
 Increase (Decrease) in net assets derived
  from capital share transactions .........................       7,967,667      (27,703,082)
                                                                -----------      -----------

 NET INCREASE IN NET ASSETS                                      34,662,889        2,759,242

 NET ASSETS:
 Beginning of period.......................................     190,097,575      187,338,333
                                                                -----------      -----------
 End of period (including undistributed
  net investment income of $1,047,212 and
  $2,017,066, respectively)................................    $224,760,464     $190,097,575
                                                               ============     ============

                                                                              11
                             See accompanying notes

                               1996 annual report

Delaware Group Equity Funds V, Inc.
Value Fund
Notes to Financial Statements
November 30, 1996
-------------------------------------------------------------------------------

Delaware Group Equity Funds V, Inc. - Value Fund, formerly known as Delaware Group Value Fund, Inc. ("the Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers four classes of shares.

The investment objective of the Value Fund is to seek capital appreciation. The Fund's strategy is to invest primarily in equities with market values that, in the manager's opinion, appear low relative to their underlying value or future earnings and growth potential.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed by the Board of Directors to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and gain (loss) are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currencies - The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

The Fund declared distributions of $3.90 per share for all classes from net realized gain from security transactions and $0.135 and $0.205 per share for Value Fund A Class and Value Fund Institutional Class, respectively, from net investment income, payable on December 27, 1996, to shareholder of record December 19, 1996. The ex-dividend date was December 20, 1996.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the annual rate of 0.75% of the average daily net assets of the Fund less fees paid to the independent directors. At November 30, 1996, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $48,828.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and affiliate of DMC an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distribution expenses are paid by the Institutional Class. At November 30, 1996, the Fund had a liability for distributions fees and other expenses payable to DDLP for $11,952. For the year ended November 30, 1996, the Fund paid DDLP $66,438 for commissions earned on sales of Value Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the Statement of Operations. For the year ended November 30, 1996, the Fund expensed $495,752 for dividend disbursing and transfer agent services and $16,025 for accounting services. At November 30, 1996, the Fund had a liability for such fees and other expenses payable to DSC for $7,786.

Certain officers of DMC are officers, directors, and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended November 30, 1996, the Fund made purchases of $168,609,606 and sales of $130,317,159 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1996, the federal income tax cost basis of the Fund's investments were $192,612,268 and, accordingly, net unrealized appreciation for federal income tax purposes aggregated $32,263,419 of which $36,950,804 related to unrealized appreciation of securities and $4,687,385 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $34,102,608 for the year ended November 30, 1996.

12
                               1996 annual report

4. Capital Stock
Transactions in capital stock shares of the Fund were as follows:

                                               Year         Year
                                               Ended       Ended
                                              11/30/96    11/30/95
                                             ----------  ----------
Shares sold:
  Value Fund A Class.....................    1,300,538    2,698,238
  Value Fund B Class.....................      304,900      227,700
  Value Fund C Class.....................      154,695          221
  Value Fund Institutional Class.........      607,791      232,840

Shares issued upon reinvestment
  of dividends from net investment
  income and distributions of net realized
  gain from security transactions:
  Value Fund A Class.....................      376,091      190,919
  Value Fund B Class.....................       11,473        1,750
  Value Fund C Class.....................           13        _
  Value Fund Institutional Class.........       17,762        8,548
                                            ----------    ----------
                                             2,773,263    3,360,216
                                            ----------    ----------

Share repurchased:
  Value Fund A Class.....................   (1,994,881)  (4,401,949)
  Value Fund B Class.....................      (74,607)     (48,686)
  Value Fund C Class.....................      (23,427)       _
  Value Fund Institutional Class.........     (312,634)    (251,372)
                                            ----------    ----------
                                            (2,405,549)  (4,702,007)
                                            ----------    ----------

 Net Increase (decrease).................      367,714   (1,341,791)
                                            ==========    =========
 5. Lines of Credit
 The Fund has a committed line of credit for $2.55 million. No amount was outstanding at November 30, 1996, or at any time during the last fiscal year.

                                                                              13
                               1996 annual report

 ------------------------------------------------------------------------------
 6. Financial Highlights
    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Value Fund
                                                                        A Class
                           ---------------------------------------------------------------------------------
                                                                  Year Ended November 30,
                                                            1996          1995         1994         1993         1992
 Net asset value, beginning of period................      $22.760      $19.320      $20.070      $17.750      $15.320


 Income (loss) from investment operations:
  Net investment income(1)...........................        0.122        0.253       0.142         0.033        0.060
  Net realized and unrealized gain (loss)
   from security transactions........................        4.028        3.597      (0.687)        3.147        3.360
                                                           -------      -------      ------       -------      -------
 Total from investment operations....................        4.150        3.850      (0.545)        3.180        3.420
                                                           -------      -------      ------       -------      -------
 Less distributions:
  Dividends from net investment income...............       (0.240)      (0.160)     (0.035)       (0.040)       none
  Distributions from net realized gain on
   security transactions.............................       (0.890)      (0.250)     (0.170)       (0.820)      (0.990)
                                                           -------      -------      ------       -------      -------
 Total distributions.................................       (1.130)      (0.410)     (0.205)       (0.860)      (0.990)
                                                           -------      -------      ------       -------      -------
 Net asset value, end of period......................      $25.780      $22.760     $19.320       $20.070      $17.750
                                                           =======      =======     =======       =======      =======
 Total return(2).....................................        19.08%       20.39%      (2.78%)       18.59%       22.99%

 Ratios/supplemental data:
  Net assets, end of period (000 omitted)............     $192,297     $177,011    $179,498      $151,384      $38,792
  Ratio of expenses to average net assets............         1.45%       1.48%        1.46%         1.64%        1.93%
  Ratio of net investment income to average
   net assets........................................         0.51%       1.18%        0.75%         0.25%        0.39%
  Portfolio turnover.................................           87%         65%          14%           32%          68%
  Average commission rate paid.......................        $0.06         N/A          N/A           N/A          N/A

 ------------------
(1) The year-ended November 30, 1996, per share information was based on the average shares outstanding method.
(2) Does not include current maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

14
                               1996 annual report

 Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      Value Fund                           Value Fund
                                                        B Class                              C Class
--------------------------------------------------------------------------------------------------------------
                                           Year          Year         9/6/94(1)       Year       11/29/95(2)
                                           Ended         Ended           to          Ended          to
                                         11/30/96      1/30/95        11/30/94      11/30/96      11/30/95

Net asset value, beginning of period.... $22.590       $19.300         $20.280       $22.760       $22.510

Income from investment operations:
 Net investment (loss) income(3)........  (0.041)        0.141           0.011        (0.043)        none
 Net realized and unrealized gain (loss)
  from security transactions ...........   4.006         3.549          (0.991)        4.003         0.250
                                         -------       -------         -------       -------       -------
 Total from investment operations.......   3.965         3.690          (0.980)        3.960         0.250
                                         -------       -------         -------       -------       -------
Less distributions:
  Dividends from net investment income..  (0.095)       (0.150)          none         (0.280)        none
  Distributions from net realized gain
   on security transactions.............  (0.890)       (0.250)          none         (0.890)        none
                                         -------       -------         -------       -------       -------
  Total distributions...................  (0.985)       (0.400)          none         (1.170)        none
                                         -------       -------         -------       -------       -------
Net asset value, end of period.......... $25.570       $22.590         $19.300       $25.550       $22.760
                                         =======       =======         =======       =======       =======
Total return(4).........................   18.26%        19.55%          (4.83%)       18.23%            5
Ratios/supplemental data:
 Net assets, end of period
  (000 omitted).......................   $12,730        $5,788          $1,455        $3,360       $    5
 Ratio of expenses to
  average net assets..................      2.15%         2.18%           2.16%         2.15%           5
 Ratio of net investment
  income to average net assets........     (0.19%)        0.48%           0.05%        (0.19%)          5
 Portfolio turnover...................        87%           65%             14%           87%           5
 Average commission rate paid............  $0.06           N/A             N/A         $0.06          N/A


                                                                         Value Fund
                                                                     Institutional Class
                                             ------------------------------------------------------------------
                                               Year          Year          Year          Year        11/9/92(1)
                                              Ended         Ended         Ended         Ended           to
                                             11/30/96      11/30/95      11/30/94       11/30/93      11/30/92
Net asset value, beginning of period....      $22.860       $19.400       $20.140        $17.750       $17.090

Income from investment operations:
 Net investment (loss) income(3)........        0.193         0.297        0.195           0.092         0.004
 Net realized and unrealized gain (loss)
  from security transactions ...........        4.047         3.628       (0.685)          3.158         0.656
                                              -------       -------      -------         -------       -------
 Total from investment operations.......        4.240         3.925       (0.490)          3.250         0.660
                                              -------       -------      -------         -------       -------
Less distributions:
  Dividends from net investment income..       (0.300)       (0.215)      (0.080)         (0.040)        none
  Distributions from net realized gain
   on security transactions.............       (0.890)       (0.250)      (0.170)         (0.820)        none
                                              -------       -------      -------         -------       -------
  Total distributions...................       (1.190)       (0.465)      (0.250)         (0.860)        none
                                              -------       -------      -------         -------       -------
Net asset value, end of period..........      $25.910       $22.860      $19.400         $20.140       $17.750
                                              =======       =======      =======         =======       =======
Total return(4).........................        19.45%        20.76%       (2.51%)         19.00%         3.86%
Ratios/supplemental data:
 Net assets, end of period
  (000 omitted).......................        $16,373        $7,294      $ 6,385         $ 5,476       $ 1,558
 Ratio of expenses to
  average net assets..................           1.15%         1.18%        1.16%           1.34%         1.63%
 Ratio of net investment
  income to average net assets........           0.81%         1.48%        1.05%           0.55%         0.69%
 Portfolio turnover...................             87%           65%          14%             32%           68%
 Average commission rate paid............       $0.06          N/A           N/A             N/A           N/A

------------------
(1) Date of initial public offering; ratios have been annualized total return has not been annualized.
(2) Date of initial public offering.
(3) The year-ended November 30, 1996, per share information was based on the average shares outstanding method.
(4) Does not include the contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Value Fund B Class and 1% for Value Fund C Class depending upon the holding period.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningful.

                                                                              15
                               1996 annual report

Delaware Group Equity Funds V, Inc.-
Value Fund
Report of Independent Auditors
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Delaware Group Equity Funds V, Inc. -- Value Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds V, Inc. -- Value Fund (the "Fund"), as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds V, Inc. -- Value Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                       Ernst & Young LLP

Philadelphia, Pennsylvania
January 13, 1997

16
                               1996 annual report

DELAWARE GROUP OF FUNDS

For Growth of Capital
Trend Fund
Enterprise Fund
DelCap Fund
Value Fund
U.S. Growth Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
Strategic Income Fund
Corporate Income Fund
Federal Bond Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free Pennsylvania Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Income*
Dividend and Income Fund
Global Dividend and Income Fund

*Listed on the New York Stock Exchange

funds


(Picture of keyboard here)

This report must be preceded or accompanied by a current Value Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives Only
1.800.659.2265

[Photo of globe here]

DELAWARE
GROUP
=====================
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on recycled paper

AR-021[11/96]TKO1/97
(Z-59)

This annual report is for the information of Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Value Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

[Photo of globe here]

directors & officers

-------------------------------------------------------------------------------
Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682